EXHIBIT 10.15

Herakles, llc

Herakles, LLC

Terms & Conditions

(Exhibits A, B, C, D & E incorporated into this Agreement.)

AGREEMENT

This Agreement (“Agreement”), made as of the date set out on the last page hereof, sets forth the Terms and Conditions by which Herakles, LLC, a Delaware Limited Liability Corporation (“Herakles”), shall provide Customer with the Services listed in the Accepted Service Agreement. The (“Accepted Service Agreement”) executed by Customer requesting provision of Services from Herakles is hereby expressly incorporated into and forms a part of this Agreement.

ARTICLE 1: DEFINITIONS

Exhibit A - Accepted Service Agreement: The Accepted Service Agreement is a commitment by Herakles to deliver the Services and an acceptance from the Customer of the terms, conditions, and services to be provided. The executed Accepted Service Agreement, once executed, will be attached hereto and incorporated by reference as Exhibit A.

Exhibit B - Customer Installation Specifications: Customer equipment installation guidelines are attached hereto and incorporated by reference as Exhibit B.

Exhibit C - Acceptable Use Policy: The policies and guidelines established by Herakles governing the use of the Herakles Network. The Acceptable Use Policy is attached hereto and incorporated by reference as Exhibit C.

Exhibit D - IP Address Policy: Policies and guidelines established by Herakles governing the allocation and use of IP addresses. The IP Address Policy is attached hereto and incorporated by reference as Exhibit D.

Exhibit E - Service Level Agreement: The statement of Herakles’ minimum commitment to service levels, operational protocols, physical specifications, and performance standards. A commitment by Herakles to provide a state-of-the-art colocation facility, optimally engineered for high-speed access to Updated 02/04 the Internet backbone for dependable high performance service. The Service Level Agreement (SLA) is attached hereto and incorporated by reference as Exhibit E.

Agreement: This Agreement together with any attachments, including but not limited to, the Accepted Service Agreement, Installation Specifications, Accepted Use Policy (AUP) IP Address Policy and the Service Level Agreement (SLA).

Colocation Facility: Herakles’ facility located at 1100 North Market Blvd., Sacramento, CA 95834, from which the Services shall be provided.

Commencement Date: The date on which this Agreement is executed by both Herakles and Customer.

Confidential Information: Any non-public information regarding the business of a party to this Agreement or an affiliate of such party provided to the other party where such information is marked or otherwise identified as being “proprietary” or “confidential”, or where such information is, by its nature, confidential.

Customer Information: The credit information which may be required by Herakles prior to issuing an Accepted Service Agreement, which credit information shall be submitted by Customer in the form requested by Herakles.

Colocation: The colocation Services provided by Herakles that specifically provide for the Customer lodging its equipment at the Colocation Facility.

Security and Safety Policy: The policies and procedures governing physical access to the Herakles Data Center. It is Herakles’ policy to admit and assist any authorized person(s) who have a valid business need to the facility. A copy of the Security and Safety Policy can be provided.

Services: The use by Customer of computing, telecommunications, software, and information services provided by Herakles, which services also include the provision of access to computing, telecommunications, software and information services provided by others via the Internet on a seven days per week, 24 hours per day basis.

Term: The period of time specified in the Accepted Service Agreement during which Customer agrees to purchase the Services, including any extension thereof agreed to by the parties, which shall begin on the Commencement Date.

ARTICLE 2: SERVICE AGREEMENTS

2.1 Service Agreements. Subject to Herakles’ satisfaction with the Customer Information submitted in conjunction with a Service Agreement, Herakles’ delivery to Customer of an Accepted Service Agreement shall constitute Herakles’ agreement to provide the Services requested in a Service Agreement at the location, prices, purchase commitment and for the Term set out in such Service Agreement. Nothing in this Agreement shall be construed to obligate Customer to submit, or Herakles to accept, Service Agreements.

2.2 Covenants by Herakles. Herakles agrees that, upon issuance by it of an Accepted Service Agreement, it shall provide the Services at its Colocation Facility and on its network in consideration for the charges to be paid by Customer pursuant to Article 4 (Billing Provisions) and in accordance with the terms and conditions of this Agreement and any corresponding Accepted Service Agreement. Herakles shall retain all title to equipment or materials used to deliver the Services, except as otherwise agreed to by the parties in writing.

ARTICLE 3: COLOCATION FACILITIES

3.1 Grant of License.

(a) Subject to the provisions of this Agreement, Herakles hereby grants to Customer a nonexclusive license to install, operate, and maintain certain communications equipment of Customer in the Colocation Facility in the area approved by Herakles in the Accepted Service Agreement (the “Colocation Area”).

(b) Customer shall not directly interconnect its equipment to the facility of any other carrier or to

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another customer’s equipment at the Colocation Facility without the express written consent of Herakles, which consent Herakles shall not unreasonably withhold. The foregoing is merely a precautionary measure to prevent incompatibility with connection to the Data Center or other reasonable safety precautions directly related to such connections to the Data Center. Herakles shall not use the aforementioned restriction as a means solely to prevent Customer from using the services of other carriers. (c) Customer shall maintain the Colocation Area in orderly and safe condition, and shall return the Colocation Area to Herakles at the conclusion of the Term in the same condition (reasonable wear and tear excepted) as when such Colocation Area was delivered to Customer.

3.2 Use of Colocation Facility. Customer shall use the Colocation Facility solely for the purpose of installing, maintaining and utilizing the communications equipment and other personal property of Customer installed in the Colocation Facility pursuant to the terms of this Agreement and the Accepted Service Agreement. Customer shall not use the Colocation Facility, or allow access thereto or use thereof, except as allowed by the terms of this Agreement and the Security and Safety Policy. Except as otherwise provided, Customer’s equipment shall remain the sole property of Customer. Customer hereby waives any right, title, or interest in or to any of Herakles’ equipment or property that may be used in the Colocation Facility or in the provision of Services, whether located in the Colocation Facility or the Colocation Area, or elsewhere.

3.3 Customer-Supplied Equipment.

(a) Herakles shall not be responsible for the operation or maintenance of any equipment supplied by Customer. At Customer’s request, Herakles may install equipment supplied by Customer in order to provide the Services; unless specifically agreed by Herakles in writing, Herakles shall not thereafter be responsible for the repair, operation or maintenance of such equipment. Herakles shall not be responsible for the transmission or reception of signals through equipment supplied by Customer or for the quality of, or problems with, such transmission.

(b) Herakles, LLC assumes Customer owns all equipment installed in the Herakles Data Center. If third parties are involved in the ownership of the equipment it must be communicated to Herakles prior to the execution of this Agreement. Herakles reserves the right to hold any and all Customer Updated 02/04 equipment and/or deny access if payment is past due.

3.4 Availability. The furnishing of Internet Connectivity under this Agreement is subject to the availability of carriers to furnish Services.

3.5 Warranties Regarding Service. Any and all warranties regarding provision of the Services (and any remedies for breach thereof) are contained only in this Agreement, and/or Herakles’ Service Level Agreement and the Accepted Service Agreement. Herakles shall bear no liability for any warranty not embodied in such documents.

3.6 Access by Customer. Customer shall have access to the Colocation Facility and the Colocation Area as set forth in the Security & Safety Policy. General guidelines are listed below.

(a) If Customer does not require escorted access to the Colocation Facility, Customer shall have access 24 hours per day, 7 days per week.

(b) If Customer requests to have escorted access at the Colocation Facility, time and materials will be charged at then current rates. Additional charges may be applied in the event Herakles is required to escort a customer or customer representative due to said customer being out of compliance with the Security and Security Policy procedures.

(c) Herakles shall be given a minimum of 10 business days’ notice for any new installation of equipment, if installation must be performed in the presence of an authorized Herakles technician. The first two hours of the Technician’s time will be free with any additional time to be charged at then current rates.

(d) Herakles shall be given notice for maintenance visits by Customer, which visits shall be at a time mutually acceptable to the parties.

(e) Herakles shall be given at least 30 (thirty) minutes notice for Customer emergency visits.

(f) Herakles reserves the right to amend the Security and Safety Policy from time to time. Customer will receive notice of changes within 30 days and has the right to cancel, without 2 penalty, if Customer does not agree with the change.

3.7 Change in Service. Herakles reserves the right to change the terms of provision of Service hereunder by providing written notice to Customer at least 30 days prior to the date on which the change becomes effective. Herakles reserves the right to provide such notice and change the terms of provision of Services with less than 30 days notice if Herakles is so required by reason of its agreements with its suppliers or service providers. Subject to actual notice to Customer, use of the Services by Customer after the effective date of such change in Services shall constitute acceptance by Customer of the new terms and conditions. If Customer does not agree to the change in terms and conditions, Customer has the right to cancel this Agreement and any underlying Service Agreement without any liability by giving Herakles written notice as specified in this Agreement.

3.8 Colocation. The following additional service provisions shall apply to Customer’s use of the Colocation Area pursuant to an Accepted Service Agreement:

(a) During the Term, Customer shall pay for all services outlined in the Accepted Service Agreement

(b) Herakles shall perform such janitorial services, environmental systems and other maintenance and actions as are reasonably required to maintain the Colocation Facility in suitable condition for the placement and operation of communications equipment. Customer may, from time to time and in all cases subject to an Accepted Service Agreement, contract Herakles to maintain Customer’s equipment in the Colocation Area according to Customer’s instructions.

(c) Customer acknowledges that the charges for Services established in each Accepted Service Agreement have been determined by Herakles in reliance on such Services being provided for the full Term and agrees that if Customer terminates an

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Accepted Service Agreement or if the Accepted Service Agreement is terminated due to a failure of Customer to satisfy the requirements of this Agreement prior to the end of the Term, Customer shall pay a termination charge equal to the expenses incurred by Herakles in returning the Colocation Area to a condition suitable for use by other parties, in addition to a percentage of the monthly recurring fees set forth in the Accepted Service Agreement for the Colocation Area, calculated as follows: 100% of the remaining monthly recurring fees that would have been charged for the Colocation Area for months 1-12 of the Term.

3.9 Internet Services. The following shall apply to the provision by Herakles to Customer of dedicated Internet access services (“Internet Services”) pursuant to an Accepted Service Agreement: a) In the event Customer terminates Internet Services or if the delivery of Internet Services is terminated due to a failure of Customer to satisfy its obligations under the Agreement or any Accepted Service Agreement prior to the end of Term, Customer shall pay a termination charge equal to the charges paid or to be paid by Herakles for services purchased from other suppliers where such suppliers have been approved by Customer in writing in advance, used to deliver the Internet Services to Customer, plus the percentage of the monthly recurring charges for the terminated Internet Services calculated as follows: (i) 100% of the remaining monthly recurring charge for the Internet Services for the term of the Agreement.

ARTICLE 4: BILLING PROVISIONS

4.1 Monthly Invoices. Customer acknowledges that the charges for Services are as specified in any applicable Accepted Service Agreement. Herakles shall invoice all charges relating to its provision of Services to Customer on a monthly basis, unless otherwise set out in an Accepted Service Agreement. Nonrecurring charges are non-refundable and shall be due and payable by Customer immediately upon receipt of the invoice and monthly recurring charges shall be payable in advance on the first day of each calendar month during the Term, beginning on the Commencement Date. Adjustments for Services commenced or terminated in any billing period will be prorated to the number of days Services were actually provided in that month. Invoicing for Services by Herakles shall not begin until the Commencement Date. Invoices shall be sent to the billing address set forth in the Customer Contact form required at the time of contract execution.

4.2 Payment. All invoices shall be due and payable immediately upon receipt by Customer, and shall become past due 30 days after invoice date. The Updated 02/04 unpaid balance of any past due invoices shall bear interest at a rate of 1.5% per month or the maximum rate allowed by law, whichever is less, prorated on a daily basis.

Interest applies from the date the invoice becomes past due to and including the date that payment is received by Herakles. There is a $25.00 service charge for each check returned to Herakles as having insufficient funds.

4.3 Taxes. Customer shall be liable for and shall pay all taxes levied against its personal property situated at the Colocation Facility. Any state or local tax, fee, charge, or surcharge shall be payable by Customer only for Services that local tax, fee, charge, or surcharge shall be payable by Customer only for Services that are subject to such imposition.

4.4 Regulatory and Legal Changes. If any change in applicable law or regulation occurs that materially increases the cost of delivery of Services, Herakles and Customer shall negotiate in good faith an increase in the charges to Customer to reflect the increase in cost. If the parties are unable to agree on new charges within 30 days of delivery by Herakles of a written request for renegotiation, then Herakles may charge the increased cost to Customer, provided, however, that by doing so Customer shall be deemed to have been granted the right, exercisable only for a period of 30 days from the date on which the increased charge applied, to terminate the applicable Accepted Service Agreement upon 30 days’ prior written notice without paying any applicable termination charge.

4.5 Electricity. If any change in the cost or availability of electricity occurs beyond Herakles’ reasonable control that materially increases the cost of delivery of Services, Herakles and Customer shall negotiate in good faith an increase in the charges to Customer to reflect the increase in cost. If the parties are unable to agree on new charges within thirty (30) days of delivery by Herakles of a written request for renegotiation, then Herakles may charge the increased cost to Customer, 3 provided, however, that by doing so Customer shall be deemed to have been granted the right, exercisable only for a period of thirty (30) days from the date on which the increased charge applied, to terminate the applicable executed Service Agreement upon thirty (30) days’ prior written notice without paying any applicable termination charge.

4.6 Modifications. Customer shall reimburse Herakles for all costs incurred by Herakles in (a) making modifications or improvements to the Colocation Facility requested by Customer, (b) for fire suppression, supply of electricity or other utilities, and (c) the costs of any work or service performed for or facilities furnished to Customer, all to a greater extent or in a manner more favorable to Customer than that performed for or furnished to others within the Colocation Facility.

4.7 Disputed Invoices. If Customer disputes any charges contained in an invoice, Customer shall pay the undisputed portion of the invoice in full and submit a documented claim respecting the disputed amount, to be submitted to Herakles within 30 days of receipt of the invoice for such Services. Each party agrees to deal with such claim as expeditiously as possible in accordance with the provisions of Section 10.8. If Customer does not submit a claim within such 30-day period in accordance with this Section 4.7, Customer shall be deemed to have waived all its rights to dispute such amounts.

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4.8 Fraudulent Use of Services. Customer shall be solely responsible for all charges incurred respecting the Services, even if such charges were incurred as a result of fraudulent or unauthorized use of the Services, unless Herakles has actual knowledge of such fraudulent or unauthorized use and fails to inform Customer thereof or to otherwise limit or preclude such use. Nothing in this Section 4.9 shall obligate Herakles to detect or report unauthorized or fraudulent use of the Services.

4.9 Abandonment. If payment is unpaid for more than 30 days and the Customer has not notified Herakles in writing of their intent to bring their account current the equipment will be considered abandoned. Herakles has the right to dispose of any and all abandoned property, including computer equipment 30 days after written notice has been given to the Customer.

4.10 Option to Renew. This Agreement will automatically renew annually, unless notified in writing of intent to terminate (up to five years from the origination date) if a new Agreement has not been executed.

ARTICLE 5: TERMINATION OF SERVICES

5.1 Termination by Herakles.

Herakles shall have the following rights to terminate any Accepted Service Agreement and cancel the delivery of Services to Customer:

(a) Non-payment. Herakles may, upon 30 days’ prior written notice, discontinue the Services without incurring any liability if the Customer has a past due balance for the provision of Services.

(b) Violation of law. Any Accepted Service Agreement shall be subject to cancellation, without notice, for any violation of any law, rule, regulation or policy of any government authority having jurisdiction over the Services or by reason of any order or decision of a court or other government authority having jurisdiction over the Services that prohibits Herakles from furnishing such Services to Customer, where such violations are directly related to services.

(c) Other causes. Any Accepted Service Agreement shall be subject to cancellation, upon 30 days’ prior written notice (and only if the reason for such cancellation notice is not remedied by Customer within such period), if Customer breaches the terms and conditions of an Accepted Service Agreement or this Agreement (including the provisions of Herakles’ then current Acceptable Use Policy), if the Customer is engaged in a fraudulent use of the Services, or for any misrepresentation in any Customer Information or other information contained in an Accepted Service Agreement.

(d) Insolvency. Herakles may immediately discontinue or suspend delivery of the Services without incurring any liability by reason of Customer filing for bankruptcy, reorganization, being declared insolvent or failing to discharge any petition therefore within 60 days of such petition being filed.

5.2 Termination Charge. If Herakles discontinues Services pursuant to Section 5.1, in addition to any other remedies it may have pursuant to Article 3 and at law, Herakles shall be entitled to collect any termination charge set forth in an Accepted Service Agreement.

5.3 Resumption of Service. If Herakles has discontinued the Services it shall have the sole discretion to decide the terms, if any, under which it will restore such Services at the request of Customer. Nonrecurring charges shall apply to any restoration of Service.

5.4 Default by Herakles. If Herakles fails to perform or observe any material covenants or obligations, Customer may give Herakles notice of Herakles’ failure and if Herakles does not cure such failure within 30 days after the delivery of such notice (except that if Herakles’ failure cannot reasonably be cured within said 30 day period, this period shall be extended for a reasonable additional time, provided that Herakles commences to cure Herakles’ failure within the 30 day period and proceeds diligently thereafter to effect such cure), such failure shall be deemed grounds for Customer to declare Herakles in default and terminate this Agreement without penalty.

ARTICLE 6: OBLIGATIONS

6.1 Obligations of the Customer. Customer shall be responsible for:

(a) The payment of all charges applicable to the Services including charges incurred as a result of fraud or unauthorized use of the Services, except for fraud perpetrated by Herakles; and

(b) Damage or loss to the Colocation Facility or equipment installed thereon, unless caused by the negligence of Herakles’ employees or agents.

6.2 Securing Equipment.

Customer shall, at its own cost, secure and maintain its equipment located at the Colocation Facility and shall ensure that neither it nor any person accessing the site on behalf of Customer damages any part of the Colocation Facility, the Colocation Area or any equipment located in or around the Colocation Facility, nor shall Customer leave behind any debris or other materials. Customer shall not perform or permit any violation of laws, rules, regulations or ordinances of any governmental agency with respect to the Colocation Facility, and Customer shall not act in any way that is a nuisance to other users of the Colocation Facility or to Herakles. Customer shall ensure that neither it nor any person accessing the site on behalf of Customer permits any explosive, flammable or combustible material or any hazardous or toxic materials, of any manner whatsoever, to be located in or around the Colocation Facility, except in strict compliance with all applicable laws and regulations. Customer shall be responsible for following all security procedures in place at the Colocation Facility and shall be liable for any loss or damage to its or other parties’ equipment due to Customer not following such procedures. If unauthorized parties gain access to the Colocation Facility by using access cards, keys or other access devices provided to Customer by Herakles, Customer shall be responsible for any damages incurred as a result thereof. Customer shall be responsible for the cost of replacing any security devices lost or stolen after delivery thereof to Customer.

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6.3 Waiver of Liability; Indemnification. Herakles and Customer hereby agree that:

(a) Neither party shall be liable to the other party, and each party hereby waives any claim it might have against the other party, for any injury or damage to property in or around the Colocation Facility by or from any cause whatsoever other than due to the negligence (or omission) or willful act of the other part. Customer expressly acknowledges that Herakles shall permit third parties to install equipment at the Colocation Facility, and agrees that Herakles shall not be liable to Customer for any damages, costs, or losses incurred by Customer that are caused by the acts, equipment, or failure to act of such third parties.

(b) Each party agrees to indemnify and hold harmless the other party from any and all claims, suits, or causes of action for damages, including court costs and attorney’s fees, that may arise out of any injury to or death of any person, or any damage to property, or any losses incurred by any person, whenever such injury, death, damage or loss is caused in whole or in part by the acts or omissions of the indemnifying party. The foregoing shall not include, and Customer shall not be responsible or liable for the acts or omissions of any third party, including third party vendors, except where and only to the extent Customer has caused such acts or omissions.

(c) Neither party shall be liable to the other party or anyone claiming under or through the other party for any injury, inconvenience, loss or damage to the other party caused by failure of equipment, or by the malfunctioning or interruption of any service, utility, facility, or installation supplied by the other party, or the owner, principals, employees or agents of each, or any other person, if the failure, malfunction or interruption was beyond the reasonable control of the other party.

(d) In no event shall either party be responsible or liable for any indirect, incidental, special, consequential, or punitive damages of any kind, or damages for loss of profits, revenue, data or use, incurred by either party or any third party, even if the other party has been advised of the possibility of such damages. Except for Herakles indemnification and confidentiality obligations under this Agreement, Herakles’ liability for damages under this Agreement shall in no event exceed 1 million dollars. Except for Customer’s indemnification and confidentiality obligations under this Agreement, Customer’s liability shall not exceed the amount of fees paid by Customer under this Agreement, The provisions of this Agreement allocate the risks between Herakles and Customer. Herakles’ pricing reflects this allocation of risk and the limitation of liability specified herein.

6.4 Disclaimer of Warranties.

Customer hereby acknowledges that Herakles exercises no control whatsoever over the content, accuracy or quality of the information passing through its network or any products ordered by Customer via its network. The Colocation Facility, the Colocation Area, the Services and any information or products obtained by Customer through the Services are provided by Herakles “AS IS” without any warranties whatsoever, express or implied.

EXCEPT AS EXPRESSLY STATED HEREIN, THE WARRANTIES OF MERCHANTABILITY AND FITNESS OF THE COLOCATION FACILITY, THE COLOCATION AREA, THE SERVICES, SUCH INFORMATION AND PRODUCTS FOR A PARTICULAR PURPOSE ARE HEREBY SPECIFICALLY DISCLAIMED.

ARTICLE 7: RESTRICTIONS

7.1 Restrictions. Customer’s use of the Services is subject to the following restrictions:

(a) Customer shall, at all times while using the Services abide by Herakles’ Acceptable Use Policy as established by Herakles and modified from time to time, as well as the Acceptable Use Policies of any other network which Customer may utilize while using the Services. Customer shall indemnify and hold harmless Herakles and its directors, officers, agents and contractors from and against any and all allegations, claims, expenses, including reasonable attorneys’ fees, liability or suits made, threatened or brought in relation to or arising from any violation of the foregoing restrictions. Customer acknowledges receipt of a current copy of Herakles’ Acceptable Use Policy;

(b) Herakles shall have no liability or responsibility for the content of any communications transmitted by Customer or any other party using the Services, and Customer shall hold Herakles harmless for any and all claims, including claims by governmental entities seeking to impose penal sanctions, related to such content.

ARTICLE 8: CONFIDENTIAL INFORMATION

8.1 Disclosures and Use. Either party to the other may disclose confidential Information and all such information constitutes the confidential and proprietary information of the disclosing party. The receiving party shall retain it in strictest confidence and not disclose it to any third party, except as authorized by this Agreement or with the disclosing party’s express written consent. Each party agrees to treat all Confidential Information of the other in the same manner as it treats its own proprietary information, but in no case will either party exercise less than reasonable care.

8.2 Proper Use. Both parties agree:

(a) to use Confidential Information only for the performance of any Accepted Service Agreement or as otherwise expressly allowed by this Agreement;

(b) not to make copies of Confidential Information, in whole or in part, except as otherwise expressly allowed by this Agreement; and

(c) if copies are made of Confidential Information in compliance with the terms hereof, to include on such copies wording stating the confidential nature of such information.

8.3 Exceptions. Each party’s confidentiality obligations hereunder shall not apply to information which:

(a) is already known to the receiving party;

(b) becomes publicly available through no action or inaction of the receiving party;

(c) is lawfully obtained by the receiving party from a third party entitled to release such information and which places no restriction on disclosure, or for which written approval for release has been received from the disclosing party;

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(d) is developed independently by the receiving party without reference to the disclosing party’s Confidential Information; or

(e) the receiving party is required to disclose by law.

8.4 Remedies. Notwithstanding any other provision of this Agreement, the party damaged by a breach of these confidentiality provisions shall be entitled to seek equitable relief to protect its interests, including without limitation, preliminary and permanent injunctive relief. Nothing in this Agreement shall be construed to limit any other remedies available to the damaged party.

8.5 Survival. The provisions of this Article 8 shall survive the termination of any applicable Accepted Service Agreement.

ARTICLE 9: INSURANCE

9.1 Required Coverage. During the Term, Customer shall obtain and keep in force, at Customer’s sole cost and expense, the following:

(a) Standard form personal property insurance insuring all equipment, alterations, fixtures and personal property of any kind for which Customer is legally liable or which Customer has had installed at or around the Colocation Facility, for fire, extended coverage, vandalism, malicious mischief, special extended coverage (“all-risk”) and sprinkler leakage. Such insurance shall be in an amount not less than 100% of the full replacement cost thereof.

(b) Commercial general liability insurance insuring Customer against any and all claims for bodily injury and property damage arising out of this Agreement and Customer’s use, occupancy or maintenance of the Colocation Facility and all areas. Such insurance shall have a combined single limit of not less than $1,000,000 per occurrence with not less than a $2,000,000 aggregate limit. The policy shall list Herakles as an additional insured ( not including any Commercial auto liability). In no event shall the limits of such insurance limit the liability of Customer under this Agreement.

(c) Workers compensation insurance in accordance with statute.

9.2 Waiver of Rights. Deleted

9.3 Certificate of Insurance.

A Certificate of Insurance acceptable to Herakles, LLC shall be delivered to Herakles, LLC by the Commencement Date and annually thereafter at least 30 days prior to the expiration date of the original policy or any renewal thereof.

ARTICLE 10: GENERAL TERMS

10.1 Force Majeure. Neither party shall be liable for any failure of performance of equipment due to causes beyond such party’s reasonable control, including but not limited to: acts of God, fire, flood or other catastrophes, any law, order, regulation, direction, action, or request of any governmental entity or agency, or any civil or military authority, national emergencies, insurrections, riots, wars, unavailability of rights-of-way or materials, or strikes, lock-outs, work stoppages, or other labor difficulties (collectively, a “force majeure”); provided however, that in no event shall such force majeure excuse the Customer from paying for any Services incurred hereunder.

10.2 Assignment. Customer may transfer or assign the Services or the right to the use thereof without the express prior written consent of Herakles, provided that the transferee agrees to be bound by the provisions of any existing Accepted Service Agreement and this Agreement. Unless Herakles otherwise agrees in writing, upon an assignment Customer shall remain liable for all charges due under each Accepted Service Agreement.

10.3 Notices. Any notice given by one party to the other shall be deemed to have been properly given when delivered, if delivered in person, or if sent via facsimile, overnight courier, electronic mail or mail, one business Updated 02/04 day after the sending thereof, provided such notice is addressed:

(i) to Customer at the address given on the Customer Contact Form or

(ii) to Herakles: Contracts Herakles, LLC, 1100 North Market Boulevard, Sacramento, California 95834, (fax: 916-679-0106). Each party shall promptly notify the other of any change to its address listed on any Accepted Service Agreement according to the provisions of this Section 10.3.

10.4 Severability. Any provision of this Agreement which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and the remaining provisions hereof shall remain in full force and effect to the greatest extent permitted by law.

10.5 Rules and Regulations. In addition to complying with the Acceptable Use Policy, Customer and its employees, agents and invitees shall abide by and observe all reasonable rules and regulations established by Herakles for the maintenance and use of the Colocation Facility. Notice of such rules and regulations shall be posted by Herakles or provided by Herakles to Customer; provided, however, that Herakles may periodically amend or supplement the rules and regulations in its reasonable discretion and Customer shall be bound thereby.

10.6 Amendment. This Agreement, including any Accepted Service Agreements executed hereunder, and any tariff applicable to the delivery of Services, constitutes the entire understanding of the parties related to the subject matter hereof. The parties may amend this Agreement at any time, and Customer shall be bound by the amended terms and conditions from the effective date of such amendment. If a conflict arises between this Agreement and any Accepted Service Agreement, the Accepted Service Agreement shall prevail.

10.7 Dispute Resolution; Interpretation. Any controversy or claim arising out of this Agreement (other than Section 8.4) or any Accepted Service Agreement shall be submitted to binding arbitration in accordance with the dispute resolution procedure set forth in this Agreement.

10.8 No Waiver. No failure by either party to enforce any rights hereunder shall constitute a waiver of such right.

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10.9 Time of the Essence. Time is of the essence of this Agreement and of the obligations required hereunder.

10.10 Further Assurances. The parties agree to execute all documents and instruments reasonably required in order to consummate the terms of this Agreement.

10.11 Facsimile. The parties hereto and their respective successors are hereby authorized to rely upon the signatures of each person and entity on this Agreement which are delivered by facsimile as constituting a duly authorized, irrevocable, actual, current delivery of this Agreement with original ink signatures of each person and entity.

10.12 Counterpart. This Agreement may be executed in any number of counterparts and each such counterpart shall be deemed to be an original, but all of which, when taken together, shall constitute one Agreement. The Parties have read the Agreement and agree to be bound by the terms and conditions hereof.

10.13 Attorney’s Fees. In any action, proceeding or arbitration between the parties arising out of this Agreement, any Accepted Service Agreement, or any resulting transaction, the prevailing party shall be entitled to reasonable attorney’s fees and costs.

CUSTOMER:

Legal Name: Brightmail Incorporated

/s/ Illegible on behalf of Mike Irwin

Signature

Mike Irwin
Print Name

CFO
Title

4.13.2004
Date

301 Howard Street
18th Floor

San Francisco, CA 94105
Address

HERAKLES, LLC

/s/ Cindy Rodoni

Signature

Cindy Rodoni
Print Name

Director of Business Development
Title

April 13, 2004
Date

1100 N. Market Blvd.
Sacramento, CA 95834

Address

Dispute Resolution

The following procedures shall be used to resolve any controversy or claim (“dispute”) as provided in this Agreement. If any of these provisions are determined to be invalid or unenforceable, the remaining provisions shall remain in effect and binding on the parties to the fullest extent permitted by law.

Arbitration

The parties agree that any dispute or claim in law or equity arising between the parties out of this Agreement, any Accepted Service Agreement, or any resulting transaction (other than those where Section 8.4 governs) shall be decided by neutral, binding arbitration. The arbitrator shall be a retired judge or justice, or an attorney with at least 5 years of business and commercial law experience, unless the parties mutually agree to a different arbitrator, who shall render an award in accordance with substantive California law. The parties shall have the right to conduct discovery in accordance with California code of Civil Procedure 1283.05. In all other respects, the arbitration shall be conducted in accordance with Title 9 of Part III of the California Code of Civil Procedure. Judgment on any such arbitration award may be entered in any court having proper jurisdiction. This Agreement and any Accepted Service Updated 02/04 Agreement shall be governed and construed in accordance with the laws of the State of California. No potential arbitrator may serve as arbitrator unless he or she has agreed in writing to abide by and be bound by these procedures. Unless otherwise provided in this Agreement, the arbitrator may not award non-monetary or equitable relief of any sort. The designated arbitrator shall have no power to award (i) damaged inconsistent with this Agreement or (ii) punitive damages or any other damages not measured by the prevailing party’s actual damages, and parties expressly waive their right to obtain such damages in arbitration or in any other forum. In no event, even if any other portion of these provisions is held to be invalid or unenforceable, shall the arbitrator have the power to make an award or impose a remedy that could not be made or imposed by a court deciding the matter in the same jurisdiction. All aspects of the arbitration shall be treated as confidential. Neither the parties nor the arbitrator may disclose the existence, content or results of the arbitration, except to have the award entered as a judgment in any court having jurisdiction. All arbitration proceedings shall take place in Sacramento County, California.

Initial

Herakles, llC

Herakles, LLC

Data Center

Sacramento, California

Security & Safety Policy

Version 2.3

Copyright 2002 by Herakles, LLC

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Table of Contents

1.0	Purpose & Scope	6

	1.1 Purpose	6

	1.2 Agreement to Comply	6

	1.3 Security Briefing	6

	1.4 Right to Modify	6

2.0	General Information	7

	2.1 Hours of Operation	7

	2.2 Solicitation	7

	2.3 Confidentiality & Non-Disclosure	7

	2.4 Incoming and Outgoing Phone Calls	7

	2.5 Restrooms/Break Room	7

	2.6 Customer Labs	7

	2.7 Conference Rooms	7

	2.8 Smoking Areas	7

	2.9 Parking	7

	2.10 Contraband and Weapons	8

	2.11 Alcohol and Controlled Substances	8

	2.12 Photographic and Video Equipment	8

	2.13 Video/Audio Surveillance	8

	2.14 Tours	8

3.0	Access Policy	9

	3.1 Authorized Access	9

	3.2 Emergency Access	9

	3.3 Unannounced Access	9

	3.4 Escorted Access	10

	3.5 Malfunctions Following Access	10

	3.6 Equipment Transport	10

4.0	Badges and Keys	11

	4.1 General Badge and Key Restrictions and Conditions	11

	4.2 Deactivated, Misplaced or Lost Badges	12

	4.3 Misplaced or Lost Space Access Keys	12

5.0	Access Procedures	13

	5.1 Sign In/Out	13

	5.2 Personal Property	13

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	5.3 Entering Herakles Data Centers	13

6.0	Approved Vendors / Contractors	15

	6.1 Contractors & Vendors	15

	6.2 Proof of Insurance	15

7.0	Restricted Areas	16

	7.1 General	16

	7.2 Personnel Offices	16

	7.3 Telephones/Copiers/Fax Machines	16

8.0	Property Removal Procedures	17

	8.1 General	17

	8.2 Property Passes	17

9.0	Equipment Deliveries and Storage	18

	9.1 Equipment Deliveries	18

	9.2 Storage	18

	9.3 Unpacking & Staging Equipment	18

10.0	Colocation Floor	19

	10.1 Storage of Materials	19

	10.2 Inspections	19

	10.3 Keys (Cabinets, Cages)	19

	10.4 Customer Equipment and Connections	19

11.0	Personal Safety	20

	11.1 Safety First	20

	11.2 Reporting Accidents and Injuries	20

	11.3 In Case Of Fire	20

	11.4 Evacuation Route	21

	11.5 Customer, Visitor, Contractor Misconduct	21

Appendix A — Forms		22

	Data Center Tour Request	23

	Data Center Security Authorization	24

	Data Center Picture ID Badge Request	26

	Data Center Visitor Sign-In / Sign-Out	27

	Data Center Property Pass	28

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Mutual Non-Disclosure Agreement	30

Shipping and Receiving Request	32

Visitor / Contractor Authorization	33

Customer Inventory	35

Key Management Log	36

Customer Receipt and Acceptance	37

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1.0 Purpose & Scope

1.1 Purpose

In order to protect the proprietary interests, safety and security of Herakles staff and its customers. Access and operating guidelines for Herakles Data Centers have been established and are recorded in this document.

Contact a Herakles representative1 with questions or concerns about a particular facility, policy or procedure.

1.2 Agreement to Comply

Persons accessing the Herakles Data Center agree to comply with security, safety, authentication and inventory processes reasonably presented by Herakles Data, to document access to the Herakles Data Center and are required to provide Picture Identification (ID).

1.3 Security Briefing

A Security Briefing for the Herakles Data Center is provided to each Authorized Person on his or her first visit to a Herakles Data Center. Each Authorized Person is required to acknowledge in writing receipt of a Security Briefing and understanding of the safety, security and operating requirements of the Herakles Data Center.

1.4 Right to Modify

This document summarizes Herakles policies concerning security and safety at Herakles Data Centers.

Herakles reserves the rights to modify, rescind, delete or add to the provisions of this document from time to time at its sole and absolute discretion, the President/CEO must approve all changes, Herakles will attempt to provide customers with notification of changes when they occur. Herakles must provide prior written notice of such changes before changes take effect. The policies contained in this document apply to all customers, contractors, and their representatives.

[1]	A Herakles Representative is any employee of HeraklesData

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2.0 General Information

2.1 Hours of Operation

The Herakles Data Center operates 24 hours a day, 365 days per year. Authorized access is available 24x7x365.

2.2 Solicitation

Solicitation by customers for any cause or organization is prohibited. Authorized access is available

Distribution of literature on Herakles, LLC property by customers, their employees, or their representatives is prohibited.

2.3 Confidentiality & Non-Disclosure

Information about the Herakles Data Center facility including equipment, products, management, sales, and customer identities is confidential. Herakles Data Center customer employees, their representatives, and contractors are required to sign a Herakles Data Center Non-disclosure Agreement. A copy of a nondisclosure agreement is included in the appendices of this document.

2.4 Incoming and Outgoing Phone Calls

Incoming and outgoing toll free phone calls can be made from the Herakles Data Center; however, no long distance, collect, or any other calls that incur a cost to the Herakles Data Center are allowed.

2.5 Restrooms/Break Room

Restrooms are provided in the Herakles Data Center.

Consumption of food or drink in the colocation area, and customer labs or equipment staging areas is prohibited.

2.6 Customer Labs

Lab space at Herakles Data Centers is available for use by customers for a fee. Labs are reserved on a first come first served basis. Labs must be reserved forty-eight 48 hours in advance. Contact the Herakles Data Center Receptionist to reserve lab space.

2.7 Conference Rooms

Conference rooms at the Herakles Data Center are available for use by customers. Conference rooms are reserved on a first come first served basis and must be reserved 48 hours in advance. If a conference room is needed for more than 8 hours, additional advance notice is recommended. Contact the Herakles Data Center Receptionist to reserve a Conference Room.

2.8 Smoking Areas

Smoking is not allowed within the facility.

2.9 Parking

Parking areas are provided in the front of the building. Parking at the side and rear of the building is restricted. Do not park in these locations unless instructed to do so by a Herakles representative. Parking is not permitted in front of construction equipment and vehicle areas, loading areas, doors,

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fire accesses, where loading/unloading is underway or where construction, repair or maintenance on the building is being conducted.

Persons desiring an escort to their vehicle should contact a Herakles Data Center Security Officer.

2.10 Contraband and Weapons

Contraband and weapons are prohibited on Herakles Data Center premises. Persons in possession of prohibited items will be escorted to the lobby and will be required to leave the facility immediately. Police will be notified as circumstances dictate, at the discretion of Herakles Data Center management.

At the discretion of Herakles Data Center management, persons evicted for violation of this policy may not be allowed to re-enter a Herakles Data Center.

2.11 Alcohol and Controlled Substances

The use of drugs or alcohol while on Herakles Data Center premises is prohibited. Persons suspected of being under the influence of drugs or alcohol while on the premises will be escorted to the lobby and will be required to leave the facility immediately. Police will be notified as circumstances dictate, at the discretion of Herakles Data Center management.

At the discretion of Herakles Data Center management, persons evicted for violation of this policy may not be allowed to re-enter a Herakles Data Center.

2.12 Photographic and Video Equipment

The use of Photographic Audio and/or Video Equipment on Herakles Data Center premises is prohibited. Herakles representatives may authorize camera usage. Security must have written authorization prior to visit.

Persons observed violating this policy or preparing to record audio or video on Herakles Data Center property will be required to turn over all film and will be escorted to the lobby and will be required to leave the facility immediately. Police will be notified as circumstances dictate, at the discretion of Herakles Data Center management.

At the discretion of Herakles Data Center management, persons evicted for violation of this policy may not be allowed to re-enter a Herakles Data Center.

2.13 Video/Audio Surveillance

To ensure the security and safety of its contents and personnel, the Herakles Data Center is monitored by a surveillance system.

2.14 Tours

Tours of Herakles Data Centers are available by appointment only. Tour requests are submitted using a Tour Request form. A copy of the Tour Request form is included in the Appendix A of this document.

Direct questions or concerns about tours to a Herakles representative.

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3.0 Access Policy

3.1 Authorized Access

Physical access to a Herakles Data Center is granted on a limited basis to Herakles customers that have a current, executed, and countersigned Herakles Agreement to place equipment in the Herakles Data Center.

Customers may designate up to five representatives as “Authorized Persons” for access to the Herakles Data Center facility where their equipment resides. Customers may only designate their employees, consultants or vendors of equipment located in the Herakles Data Center as Authorized Persons.

Facility access is granted to Visitors, Contractors and Vendors when pre-arranged by a customer and Herakles, LLC. Visitors, Contractors and Vendors are provided with a temporary Visitor or Contractor badge that allows limited access to the Herakles Data Center. Requests for access by these individuals must be submitted and approved by an authorized representative of the customer and Herakles, LLC prior to the individual visiting a Herakles Data Center.

Representatives who require only occasional access and are not listed as one of the “Authorized Persons” can be granted access on a Visitor basis. Requests for access by these individuals must be submitted and approved by an authorized representative of the customer and Herakles, LLC prior to the individual visiting a Herakles Data Center.

Before installing equipment in a Herakles Data Center, customers complete the Security Authorization form, creating an Authorized Persons List by supplying Herakles with the names of the individuals authorized to access their equipment. For each person on the Authorized Persons List the customer specifies whether or not they are approved to bring in and remove equipment. Customers also provide the names of individuals that have signature and change authority for their Authorized Persons List. Refer to the sample Security Authorization form contained in Appendix A of this document.

Customers are responsible to notify Herakles of changes to the Authorized Persons List. In all cases, Herakles is not responsible for any claims or actions by former employees or former agents allowed on Herakles ‘s premises due to a lack of notification from the customer to deactivate access for any Authorized Person(s).

3.2 Emergency Access

Thirty (30) minute advance notice to Herakles is required for emergency access to a Herakles Data Center. In emergency or extraordinary circumstances, a customer wishing to have Authorized Persons gain access to the Herakles Data Center shall provide as much notice as is reasonably practicable under the circumstances.

3.3 Unannounced Access

Authorized Persons may not access the Herakles Data Center without prior notice. If an Authorized Person is present at the entrance to the Herakles Data Center and Herakles has not received prior notice, the Authorized Person will be required to wait outside the Herakles Data, Center until confirmation of the visit and approval have been obtained.

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3.4 Escorted Access

Herakles reserves the right to require that a representative of Herakles accompany any person during such time that the person has physical access to the Herakles Data Center.

3.5 Malfunctions Following Access

In the event any equipment, software or facilities in the Herakles Data Center to which an Authorized Person gains access ceases to function properly immediately after any customer-authorized person has had physical access to the Herakles Data Center, (i) such malfunction shall be deemed to be caused by customer, and (ii) Herakles shall not be deemed to be in violation of its obligations under any access, hosting, or maintenance agreements with customer unless the customer can demonstrate by clear and convincing evidence that the malfunction or failure is due to Herakles, LLC actions or inactions.

3.6 Equipment Transport

All equipment implementations are reviewed and approved by Herakles (using its reasonable judgment) before the equipment is brought to the Herakles Data Center, to assure that the configuration will be in compliance with Herakles guidelines, within contracted criteria and that it in no way poses a conflict or physical threat to the Herakles Data Center, Herakles, LLC network or other customer equipment. Customers may only bring equipment into the Data Center that is approved by Herakles, LLC.

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4.0 Badges and Keys

4.1 General Badge and Key Restrictions and Conditions

Badges and space access keys are stored in a secure location within the Herakles Data Center. Badges and keys are issued and returned daily to the Herakles Data Center Security Station.

•	Herakles Data Center badges and space access keys are the property of Herakles, LLC

•	Only Customer Authorized Persons will be issued badges and keys.

•	A representative of the customer, who has signature authority for Herakles Data Center badges and keys, must notify Herakles of changes in the status or a customer employee, temporary employee or contractor designated as an Authorized Person. A Security Authorization form is used for this notification. Refer to the Security Authorization form in Appendix A for required information.

•	Each individual requesting access to a Herakles Data Center is required to complete and sign a Badge Request form before a badge is provided and activated. A copy of this form is included in Appendix A of this document.

•	Data Center Picture ID badges for customer Authorized Persons are issued on the date customer equipment is installed. This process takes 45 - 60 minutes. Data Center Picture ID badges are available on the next customer visit to the Herakles Data Center.

•	Space access keys are initialized the day of the Customer installation at the Herakles Data Center.

•	The Customer or Authorized Person must sign the Key Management Log in order to receive the space access key. Refer to the Key Management Log in Appendix A for details.

•	Individuals are personally responsible for the badge or space access key issued to them.

•	Individuals are prohibited from allowing any other person to use their badge or space access key.

•	Badges must be prominently displayed at all times while in the Herakles Data Center facility.

•	Individuals are prohibited from allowing or assisting others to enter any door in the Herakles Data Center.

•	Access to equipment other than the customer’s own equipment is prohibited. Alteration, damage, or disturbance of other equipment is prohibited.

•	The Customer or Authorized Person in possession of the space access key is responsible for ensuring that the cabinet or cage has been secured whenever the individual is absent from the cage or cabinet, and upon leaving the Herakles Data Center.

•	Badges and space access keys must be returned to the Herakles Data Center Security Station when exiting the facility or upon demand.

•	Any individual who uses an 10 badge or space access key to gain entry into a Herakles facility in violation of any of these listed restrictions or conditions is considered to be trespassing.

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4.2 Deactivated, Misplaced or Lost Badges

Lost ID badges represent a security risk and are handled as follows:

•	A Herakles Data Center security officer must be notified immediately if a badge is forgotten, misplaced, lost or stolen.

•	Herakles Security validates the current employment status of personnel that have been issued a Data Center Picture ID badge if they are observed in the facility without it.

•	For individuals that have lost their badges, their Data Center Picture ID badge is deactivated and the individual is issued a temporary access control card, valid for 24 hours. If the original card is located, the temporary access control card may be returned to Herakles Security, and the original Data Center Picture ID badge will be reactivated. If the original card is not located within 24 hours, the temporary access control card is returned to Herakles Security and the individual is issued a replacement Data Center Picture ID badge. Contact a Herakles representative for information about fees associated with replacing Herakles Data Center Picture ID badges.

4.3 Misplaced or Lost Space Access Keys

Lost space access keys present a security risk and are handled as follows:

•	A Herakles Data Center security officer must be notified immediately if a space access key is misplaced, lost or stolen.

•	Keys will be considered missing if not returned to the Herakles Security Officer as described in Section 4.1.

•	If a space access key is misplaced or lost by the Customer or Authorized Person, Herakles will immediately arrange for re-keying of the cabinet or cage space. Contact a Herakles representative for information about fees associated with re-keying and replacing space access keys.

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5.0 Access Procedures

5.1 Sign In/Out

All personnel except employees permanently assigned to work full time at the Herakles Data Center who are in possession of a Picture ID badge, are required to sign in and out at the Herakles Data Center Security Station using the Sign In/Out form.

Persons signing in or out of the facility must provide all information requested on the Sign In/Out form. Refer to Appendix A for a copy of the Visitor Log Sign-In/Out form.

5.2 Personal Property

Personal property, including equipment (software, tools, etc.) brought into the Herakles Data Center facility, is inspected and inventoried on a Property Pass form upon arrival. The Property Pass is countersigned by a Herakles representative to verify that the individual is authorized to transport equipment.

Personal productivity tools (laptops), will be inventoried on a Property Pass during the initial customer visit to the Data Center. The Property Pass inventorying personal productivity tools will be retained at the Herakles Data Center Security station. Appropriate badging or badge designation will be provided to individuals to allow the use of the personal property while visiting the Herakles Data Center.

A copy of the Property Pass form is retained at the Herakles Data Center Security station. The Security Officer and/or a Herakles representative at the Security Station inspect both the Property Pass and the equipment when the individual leaves the facility. Refer to the copy of the Property Pass form in Appendix A of this document.

5.3 Entering Herakles Data Centers

Both temporary access control cards for visitors and contractors and Data Center Picture ID badges for Authorized Persons are secured at the Herakles Data Center Security Station when the customer is not in the facility. Badges are issued before any person may enter a Herakles Data Center facility. The following is a detailed description of the process:

•	The Herakles Security Officer greets the individual and requests their driver’s license for identification. The driver’s license is retained at the Herakles Data Center Security Station until the individual leaves the facility.

•	At the request of the Herakles Security Officer, the individual signs the Sign In/Out form in the Herakles Data Center Visitor Log.

•	If the Herakles Security Officer is not already in possession of written confirmation that access for the individual has been pre-arranged and authorized by both the Customer and Herakles, LLC, the Security Officer validates that the individual has clearance to enter the facility and obtain access to the requested areas by contacting the customer.

•	The Herakles Security Officer ensures that all equipment hand carried into the facility is inspected and inventoried on a Property Pass form. The Property Pass is countersigned by Herakles Command Center team member and a Security Officer to verify the equipment.

•	The Herakles security Officer will search all bags, purses and backpacks prior to granting access to the data center. Contraband, weapons and cameras of any kind are prohibited from the property.

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•	The Herakles Security Officer issues the customer’s Herakles Data Center Picture ID badge or a temporary Visitor or Contractor badge as applicable.

•	A Herakles representative/Security Officer escorts the individual through the bio checkpoint and to the customer cage or cabinet in the colocation area. The Herakles representative may remain with the visitor or contractor depending on the type of clearance given and the existing conditions.

•	With the individual present, the Herakles representative unlocks the customer cage or cabinet and logs the action.

•	Customers and their representatives enter and leave the colocation area by scanning their badge each time.

•	The Herakles Security Officer ensures that all equipment hand carried out of the facility is inspected and inventoried on a Property Pass form. A Herakles representative verifies that the individual is authorized to remove the equipment and countersigns the Property Pass.

•	When leaving the facility, customers and their representatives sign the Sign In/Out form in the Herakles Data Center Visitor Log at the Herakles Data Center Security Station and return their badge to the Security Officer. At this time the Security Officer returns their driver’s license to them.

•	Also when leaving the facility, customers and their representatives will return space access key(s) to the Herakles Data Center Security Station, and sign the customer Key Management Log.

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6.0 Approved Vendors / Contractors

6.1 Contractors & Vendors

All contractors must be pre-approved before any work may be performed at a Herakles Data Center. The following is a list of requirements needed to complete the approval process:

•	Scope of work

•	Time line with starting and ending dates

•	Proper insurances filed with Herakles (e.g. workmen’s compensation insurance, liability insurance)

•	Copy of a current State Contractor’s License

•	Copy of a local business license.

•	Customers and their representatives enter and leave the colocation area by scanning their badge each time.

6.2 Proof of Insurance

Proof of liability coverage (certificate of insurance), if requested, will be submitted to the Herakles Data Center and maintained on file at the Herakles Data Center location.

Please refer to your Herakles Agreement or a Herakles representative for the levels and types of insurances that are required.

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7.0 Restricted Areas

7.1 General

Customer, vendor, and visitor accesses are restricted areas specifically authorized for their work. Herakles representatives may escort Customers, vendors or Visitors to restricted areas if necessary.

7.2 Personnel Offices

Offices and conference rooms located in the general administrative area are restricted to Herakles Data Center employees assigned to those specific offices.

7.3 Telephones/Copiers/Fax Machines

Telephones, copiers and fax machines have been provided for Herakles Data Center employees. Telephones located in the employee private offices are restricted for use by the employees assigned to those offices. Copy machines and the fax machines in office areas are restricted to Herakles Data Center personnel use only.

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8.0 Property Removal Procedures

8.1 General

Transport or removal of property from the Herakles Data Center without a properly authorized and signed Property Pass form is prohibited. A copy of the Property Pass form is available in Appendix A of this document.

8.2 Property Passes

Herakles Data Center or customer property being removed from the Herakles Data Center facility must be accompanied by the proper paperwork and authorizations. Herakles Data Center property removed from the Herakles Data Center facility must have an authorized Property Pass form signed by an appropriate Herakles representative before removing equipment.

If customer equipment needs to be removed, the individual removing equipment must have a Security Authorization form on file that indicates approval of the individual for equipment removal. After the Herakles Security Officer verifies that this Security Authorization is in place, the individual removing the equipment will complete and sign a Property Pass form. The Herakles Security Officer keeps a copy of the Property Pass at the Herakles Data Center Security Station.

The Herakles Security Officer notifies an appropriate Herakles representative for the customer removing the equipment so that customer records can be updated. The Herakles representative updates inventory logs for the customer to reflect equipment changes.

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9.0 Equipment Deliveries and Storage

9.1 Equipment Deliveries

For security reasons, shipments are received at Herakles Data Centers should be scheduled. Customers are required to fill out a Receiving form prior to the arrival of their shipment at a Herakles Data Center. A copy of this form is included in Appendix A of this document.

The following information must be labeled on all shipments to the Herakles Data Center. Shipments that do not include the correct information will be refused.

Herakles, LLC

c/o (Customer Name)

1100 North Market Blvd.

Sacramento, Ca 95834-1931

Attention: Facilities

Customer Reference #

Shipments must include a packing slip from the sender.

Shipping and Receiving hours are 8 AM-5PM, Monday–Friday local time. Contact your Herakles representative to make arrangements to accept shipments outside these hours.

Customers should be present to take ownership of their shipments when it arrives at Herakles Data Center. Customers that cannot be present to receive a shipment can contact a Herakles representative to make arrangements for Herakles to receive the shipment.

When receiving equipment on behalf of a customer, Herakles accepts the item, secures it in a Shipping Receiving cage and notifies the customer of receipt. Herakles is not responsible for lost or damaged items. Customers are responsible for promptly taking ownership of their shipments.

9.2 Storage

Equipment and materials should be claimed and moved within 48 hours of their arrival. Contact a Herakles representative for information regarding longer storage periods. Lengthy storage periods or unclaimed items will result in a storage fee.

9.3 Unpacking & Staging Equipment

Unpacking of equipment and material should be done within the Shipping and Receiving area for large shipments. A dumpster is provided for disposal of non-hazardous materials. Pallets must be broken down before disposal. Foam pellets and other packing material must be controlled and stored within a container before disposal.

Customers and vendors are responsible for the prompt removal of refuse and all related expenses. This includes removal of all material that is unsuitable or does not fit into the available disposal containers.

An inventory of the equipment moved in or out of the Herakles Data Center is required at the time of the movement, and should be provided to Herakles, LLC representative.

Herakles makes certain equipment available at its data centers for the temporary use by customers. When available, this equipment is provided upon request, on an as is basis without warranties of any kind. Herakles approval is required for the use of all Herakles, LLC-owned equipment and tools. Customers use Herakles equipment, tools and any other property at their own risk.

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10.0 Colocation Floor

10.1 Storage of Materials

Cages, cabinets, and open racks must be kept clean and orderly. Storage of extraneous supplies and equipment in the colocation area is not permitted.

10.2 Inspections

To ensure the safety and security of the Herakles Data Center, its staff and its contents, Data Center personnel routinely inspect customer areas for the following:

•	Fire hazards

•	Electrical hazards

•	Leaking or smoking equipment

•	Improper storage of materials and equipment not permitted on site.

10.3 Keys (Cabinets, Cages)

In order to assure the security of the Herakles Data Center and Customer installations, key use is controlled and restricted. See Section 4.3 above for details.

10.4 Customer Equipment and Connections

Customers are required to provide an accurate inventory of equipment including size, type, power requirements and specifications, and heat output using a Customer Inventory form, prior to the installation of their equipment. Refer to the Customer Inventory form in Appendix A of this document.

Customers are required to notify Herakles in advance, before removing equipment or bringing additional equipment into the Herakles Data Center facility.

Customers may not connect or disconnect any equipment except as specifically pre-approved by an authorized employee of Herakles, LLC, at least 48 hours in advance of proposed installation, except as otherwise approved by Herakles, LLC.

All connections from customer equipment to any Herakles equipment must be clearly labeled.

Equipment must be configured and operated at all times in compliance with the manufacturer’s specifications, including clearance and power requirements.

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11.0 Personal Safety

11.1 Safety First

Persons entering a Herakles Data Center must cooperate in promoting a safe environment and prevent accidents by observing the following common sense rules:

•	Learn this Security & Safety Policy, and the location of fire alarm boxes, fire extinguishers and exits.

•	Do not operate electrical equipment with wet hands.

•	Be alert for fire and safety hazards.

•	Promptly report unsafe or potentially hazardous conditions to the Herakles Data Center Security Officer. Examples are:

•	Wet or slippery floors

•	Unattended equipment in hallways or in walkways

•	Exposed wiring

•	Careless use or misuse of equipment.

11.2 Reporting Accidents and Injuries

All accidents involving a personal injury, regardless of the nature of the injury, must be reported to the Herakles Data Center Security Officer.

If the injury is an emergency, dial 911 and wait for emergency personnel to arrive to assist you.

Filing a false injury claim by stating you were injured while on the Herakles Data Center property when in fact you were not could result in prosecution. Herakles, LLC will pay up to $1,000 reward for information leading to the arrest and conviction of persons filing a false injury report.

11.3 In Case Of Fire

Herakles Data Centers use pre-action, zoned fire suppression. For more information about fire suppression, contact a Herakles representative.

•	If you hear an alarm leave the building immediately. Local fire department is dispatched immediately after an audible alarm has sounded. Do not attempt to re-enter the Herakles Data Center building under any circumstances. Let the professional fire fighter and Data Center personnel handle the situation. After the fire department has determined that the situation is clear of danger, Data Center personnel will provide notification that access to the facility is available.

•	If you smell smoke or suspect a piece of equipment may generate sparks, smoke or fire, contact Herakles Data Center personnel immediately.

•	Portable fire extinguishers are available throughout the Herakles Data Center. For small, contained fires, if time does not allow for contact with Data Center personnel use the portable fire extinguisher.

PRIVATE/PROPRIETARY/LOCK

No disclosure outside Herakles except by written agreement.

Only the electronic version of this document is controlled.

SAMPLE

Herakles, llc

11.4 Evacuation Route

Building evacuation routes are described to customers during a Security Briefing that is provided to customers during their initial visit to the Herakles Data Center.

11.5 Customer, Visitor, Contractor Misconduct

Misconduct is prohibited at Herakles Data Centers. It includes but is not limited to the following examples:

•	Misuse or abuse of Herakles Data Center property or equipment

•	Unauthorized use or interference with property or equipment of any other Herakles Data Center customers

•	Harassment of any individual

•	Engaging in any activity that is in violation of local, state or federal law, or aiding in criminal activity while on Herakles Data Center property or in connection with the Herakles Data Center Services. Assist or permit persons in engaging in any of the activities described above.

Persons violating this policy will be escorted to the lobby and will be required to leave the Herakles Data Center facility immediately. Police will be notified as circumstances dictate, at the discretion of Herakles Data Center management.

At the discretion of Herakles Data Center management, persons evicted for violation of this policy may not be allowed to re-enter a Herakles Data Center.

PRIVATE/PROPRIETARY/LOCK

No disclosure outside Herakles except by written agreement.

Only the electronic version of this document is controlled.

Herakles, llc

Appendix A — Forms

The following forms are included with this Security and Safety Policy as Appendix A:

•	Data Center Tour Request

•	Data Center Security Authorization

•	Data Center Picture ID Badge Request

•	Data Center Visitor Sign-In/Sign-Out

•	Data Center Property Pass

•	Mutual Non-Disclosure Agreement (NDA)

•	Shipping & Receiving Request

•	Visitor / Contractor Authorization.

•	Customer Inventory

PRIVATE/PROPRIETARY/LOCK

No disclosure outside Herakles except by written agreement.

Only the electronic version of this document is controlled.

SAMPLE

Herakles, llc

Herakles, LLC

Data Center Tour Request

Sacramento Data Center Only

Purpose of visit and any special requests relative to content or focus:

Desired Tour Date and Time:

1st Choice Date:	Time:	2nd Choice Date:	Time:	3rd Choice Date:	Time

A minimum of 48 hours notice is required to reserve a tour time, at least one-week advance notice is preferred. Please include all three times slots to facilitate scheduling. Tour cannot begin before 9:00 AM and must start no later than 3:00 PM Monday through Friday.

Name of the Sales Representative accompanying the tour (NOTE: If no Sales representative is present the tour will be cancelled):	Stage of Sales Cycle:

Contact Information for Tour Requestor	Audio Visual Needs: (Check all that are required)
Name:	Overhead:
Phone:	Laptop Connection:
Cell Phone:	Easel:
E-mail:

Client Company Name: (Required Field)

Please provide the full names of all tour attendees so we can prepare ID badges

NAME	NAME
1.	11.
2.	12.
3.	13.
4.	14.
5.	15.
6.	16.
7.	17.
8.	18.
9.	19.
10.	20.

Instructions:

Sales Representatives e-mail or fax this tour request form to: tours@heraklesdata.com or fax to requested is available the Sales Representative will receive an email response confirming the tour: available, the Sales Representative will be contacted by telephone to coordinate another time.

Additional Information:

Data Center tours can be scheduled for any business day, Monday through Friday. A maximum of two tour times are available each day. Tours cannot begin before 9:00 AM and must start no later than 3:00 PM. A sales representative must accompany all tours. There is a limit of 10 guests per tour.

A minimum of 48 hours notice is required to book a tour, at least one-week advance notice is preferred. To add someone to an already booked tour, at least one-hour advance notice is needed to avoid a wait for the required 10 badges. Visitors should be informed in advance by the tour organizer that a picture ID is required for access to the facility and that all visitors will be escorted at all times

Catering:

Herakles can provide information about local catering services. If catering will be used, Sales Representatives must notify Herakles in advance to coordinate access for the catering firm.

Late Arrivals and Cancellations:

Sales Representatives are responsible to contact the Data Center if the tour group is late or the tour is cancelled. Herakles reserves the right to cancel tours if no one arrives within 15 minutes of a scheduled tour time.

The Herakles Data Center management reserves the right to cancel employee tours and other non-sales related tours, to make room for customer ~ales tours. 48 hours notice will be provided if this type of cancellation is necessary.

PRIVATE/PROPRIETARY/LOCK

No disclosure outside Herakles except by written agreement.

Only the electronic version of this document is controlled.

SAMPLE

Herakles, llc

Herakles, LLC

Data Center Security Authorization

Customer/Primary Assigned User Contact

Customer Last Name	Customer First Name	Customer Middle Initial	Company Name	Email Address

Authorized Personnel (List up to 5 persons authorized to access the customer racks/cages in the Data Center.)

Authorized Person #1

Last Name	First Name	Middle Initial	Drivers License Number & State of Issue
Email Address		Voice Number		Pager Number
Cell Number		Fax Number		IPS Number
Authorized to Incur Charges?		Yes		No
Authorized to Remove Property?		Yes		No
Authorized to Authorize Others?		Yes		No
Initial Passcode

Authorized Person #2

Last Name	First Name	Middle Initial	Drivers License Number & State of Issue
Email Address		Voice Number		Pager Number
Cell Number		Fax Number		IPS Number
Authorized to Incur Charges?		Yes		No
Authorized to Remove Property?		Yes		No
Authorized to Authorize Others?		Yes		No
Initial Passcode

Authorized Person #3

Last Name	First Name	Middle Initial	Drivers License Number & State of Issue
Email Address		Voice Number		Pager Number
Cell Number		Fax Number		IPS Number
Authorized to Incur Charges?		Yes		No
Authorized to Remove Property?		Yes		No
Authorized to Authorize Others?		Yes		No
Initial Passcode

Authorized Person #4

Last Name	First Name	Middle Initial	Drivers License Number & State of Issue
Email Address		Voice Number		Pager Number
Cell Number		Fax Number		IPS Number

PRIVATE/PROPRIETARY/LOCK

No disclosure outside Herakles except by written agreement.

Only the electronic version of this document is controlled.

SAMPLE

Herakles, llc

Authorized to Incur Charges?		Yes	No
Authorized to Remove Property?		Yes	No
Authorized to Authorize Others?		Yes	No
Initial Passcode

Authorized Person #5

Last Name	First Name	Middle Initial	Drivers License Number & State of Issue
Email Address		Voice Number	Pager Number
Cell Number		Fax Number	IPS Number
Authorized to Incur Charges?		Yes	No
Authorized to Remove Property?		Yes	No
Authorized to Authorize Others?		Yes	No
Initial Passcode

PRIVATE/PROPRIETARY/LOCK

No disclosure outside Herakles except by written agreement.

Only the electronic version of this document is controlled.

SAMPLE

Herakles, llc

Herakles, LLC

Data Center Picture ID Badge Request

Customer Information

Today’s Date:	Facility Location:		Listed on Security Authorization Form: YES ☐ NO ☐

Company Name:		Assigned User Name:

Company Address:		City/State:	Zip Code:

Telephone:	Fax Number:	Supervisor’s Name:

Facility Information

Today’s Date:	Card ID Number:		System Log Number:

Issued To:		Drivers License Number & State of Issue:

Address:		City/State:	Zip Code:

Daytime Phone Number:	Evening Phone Number:		Cell Phone Number:

E-Mail Address:			Pager Number:

Card Issued By:	Signature:		Date Issued:

Assigned User Signature:			Date Received:

Bio Read By:	Signature:		Date Bio Read:

Assigned User Signature:			Date Received:

By signing above, the Assigned User acknowledges that he/she will be the sole user of the requested Herakles, LLC Data Center Picture ID Badge. All damage and/or theft resulting from misuse or sharing of a Data Center Picture ID Badge is the responsibility of the above Assigned User.

By signing above, the Assigned User agrees to notify Herakles, LLC immediately of any lost, stolen or damaged Data Center Picture ID Badge.

Herakles, LLC Data Center Picture ID Badges must be returned to the Herakles Data Center Security Station before the Assigned User leaves the Herakles Data Center.

PRIVATE/PROPRIETARY/LOCK

No disclosure outside Herakles except by written agreement.

Only the electronic version of this document is controlled.

SAMPLE

Herakles, llc

Herakles, LLC

Data Center Visitor Sign-In / Sign-Out

	Company	Date	Drivers License#	Purpose of Visit	Time		Badge#	Estimated Time Onsite	Equipment		Property Pass #	Signature
Name (Print)					IN	OUT			IN (Yes/No)	OUT (Yes/No)

PRIVATE/PROPRIETARY/LOCK

No disclosure outside Herakles except by written agreement.

Only the electronic version of this document is controlled.

SAMPLE

Herakles, llc

Herakles, LLC

Data Center Property Pass

Date:	Pass Number:

Ensure that all information is printed in the appropriate areas. If no information is available for an item write N/A (not available). A Herakles representative must approve all equipment leaving the Herakles Data Center. Discrepancies will be noted in the comment section and reported to Herakles Security immediately. Discrepancies must be resolved prior to property entering or leaving the center.

Customer Name:	Company Name:	CIN #

Item Description	Quantity	Serial #	In	Out	Herakles Verification

The above described property was signed IN at: Customer Signature:	on: Security Officer Signature

The above described property was signed OUT at: Customer Signature:	on: Security Officer Signature

PRIVATE/PROPRIETARY/LOCK

No disclosure outside Herakles except by written agreement.

Only the electronic version of this document is controlled.

SAMPLE

Herakles, llc

Note: One copy of property pass must accompany the customer. One copy of property pass must be filed with Herakles Security before any property can be removed or brought into the site.

Comments:

If property is being returned from or transported to a different site/allocation, this information must be noted in the comments section above and must include the name of the authorizing person as well as the address/location where the property originated or is being transported to.

PRIVATE/PROPRIETARY/LOCK

No disclosure outside Herakles except by written agreement.

Only the electronic version of this document is controlled.

SAMPLE

Herakles, llc

Herakles, LLC

Mutual Non-Disclosure Agreement

This Mutual Non-Disclosure Agreement (the “Agreement”) is entered into and made effective as of                      between Herakles, LLC and                      to assure the protection and preservation of the confidential and/or proprietary nature of information to be disclosed or made available to each other in connection with certain negotiations or discussions further described hereto.

The parties agree as follows:

1.	Subject to the limitations set forth in Paragraph (2), all information to the other party shall be deemed to be “Proprietary Information.” In particular, Proprietary Information shall be deemed to include, but not be limited to, any trade secret, information, process, techniques, algorithm, computer program (source and object code), design, drawing, formula or test data relating to any research project, work in progress, future development, engineering, manufacturing, marketing, servicing, financing or personal matter relating to the disclosing party, its present or future products, sales, suppliers, clients, customers, employees, investors, or business, whether in oral, written, graphic or electronic form. If Proprietary Information is disclosed in oral form, the disclosing party shall thereafter summarize it in writing and transmit it to the other party within (5) five days of the oral disclosure.

2.	The term “Proprietary Information” shall not be deemed to include information which: (a) is now, or hereafter becomes, through no act on the part of the receiving party, generally known or available to the public; (b) is known by the receiving party at the time of receiving such information as evidenced by its records; (c) is hereafter furnished to the receiving party by a third party, as a matter of right and without restriction on disclosure; (c) is independently developed by the receiving party without any breach of this Agreement; or (e) is the subject of a written permission to disclose provided by the disclosing party.

3.	Each party shall maintain all Proprietary Information in trust and confidence and shall not disclose to any third party or use any Proprietary Information for any unauthorized purpose or without the either party’s express written consent. Each party may use such Proprietary Information only to the extent required to accomplish the purposes of this Agreement asset forth hereto. Proprietary Information shall not be used for any purpose or in any manner that would constitute a violation of any laws or regulations, including without limitation to the export control laws of the United States. No rights or licenses to trademarks, inventions, copyrights or patents are implied or granted under this Agreement and no Proprietary Information shall be reproduced in any form except as required under this Agreement.

4.	Each party to this Agreement shall advise its employees who might have access to Proprietary Information as to the confidential nature thereof and agrees that its employees shall be bound by the terms of this Agreement. No Proprietary Information shall be disclosed to any employee who does not have a need for such information.

5.	All Proprietary Information (including all copies) shall remain the property of the disclosing party and shall be returned to the disclosing party after the receiving party’s need for it has expired, or at anytime, upon the request of the disclosing party, and in any event, upon completion or termination of this Agreement.

6.	Not withstanding any other provision of this Agreement, disclosure of Proprietary Information shall not be precluded if such disclosure:

a.	is in response to a valid order of a court or other governmental body of the United States or any political subdivision thereof; provided, however, that the responding party shall first have given notice to the other party hereto and shall have made a reasonable effort to obtain a protective order requiring that the Proprietary Information so disclosed be used only for the purposes for which the order was issued;

b.	is otherwise required by law; or

c.	is otherwise necessary to establish rights or enforce obligations under this Agreement, but only to the extent that any such disclosure is necessary.

PRIVATE/PROPRIETARY/LOCK

No disclosure outside Herakles except by written agreement.

Only the electronic version of this document is controlled.

SAMPLE

Herakles, llc

7.	This Agreement shall continue in full force and effect for as long as the parties continue to exchange Proprietary Information. This Agreement may be terminated by either party at anytime upon (3) thirty days of written notice to the other party. The termination of this Agreement shall not relieve either party of the obligations imposed by paragraphs 3, 4, 5 and 11 of this Agreement with respect to Proprietary Information disclosed prior to the effective date of such termination and the provisions of those paragraphs shall survive the termination of this Agreement for a period of (5) five years from the date of such termination.

8.	This Agreement shall be governed by the laws of the State of California, excluding its conflicts of law principles.

9.	This Agreement hereto contains the final, complete and exclusive Agreement of the parties relative to the subject matter hereof and supersedes all prior and contemporaneous understandings and Agreements relating to its subject matter. This Agreement may not be changed, modified, amended or supplemented (except in writing signed by both parties.

10.	Each party hereby acknowledges and agrees that if either party breaches this Agreement, including without limitation, the actual or threatened disclosure or unauthorized use of disclosing party’s Proprietary Information without prior express written consent of the disclosing party, the disclosing party will suffer an irreparable injury, such that no remedy at law will afford it adequate protection against, or compensation for, such injury. Accordingly, each party hereby agrees that the other party shall be entitled to specific performance of the receiving party’s obligations under this Agreement, as well as such further relief as may be granted by a court of competent jurisdiction.

11.	The parties’ rights and obligations under this Agreement will bind and inure to the benefit of their respective successors, heirs, executors, and administrators and permitted assigns.

12.	If any provision of this Agreement is found by a proper authority to be unenforceable, that provision shall be severed and the remainder of this Agreement will continue in full force and effect.

13.	Any notice required or permitted hereunder shall be given to the appropriate party at the address specified below or at such other address as the party shall specify in writing. Such notice shall be deemed given upon the personal delivery, or sent by certified or registered mail, postage pre-paid, three days after the date of mailing.

Herakles, LLC

By:	By:

Name:	Name
Title:	Title:
Address:	Address:
Date:	Date:

PRIVATE/PROPRIETARY/LOCK

No disclosure outside Herakles except by written agreement.

Only the electronic version of this document is controlled.

SAMPLE

Herakles, llc

Herakles

Receiving Log

Shipper	# of pieces	To	Location Stored	Person Notified	Received By

PRIVATE/PROPRIETARY/LOCK

No disclosure outside Herakles except by written agreement.

Only the electronic version of this document is controlled.

SAMPLE

Herakles, llc

Herakles, LLC

Visitor / Contractor Authorization

Customer/Primary Contact

Customer Last Name	Customer First Name	Customer Middle Initial	Company Name	Email Address

Authorized Personnel (List up to 5 persons authorized to access the customer racks/cages in the Data Center.)

Authorized Person #1

Last Name	First Name	Middle Initial	Drivers License Number & State of Issue
Email Address		Voice Number	Pager Number
Cell Number		Fax Number	Supervisor Name:
Company Name:
Company Street Address:
Company City, State, Zip:
Authorized to Remove Property? Yes No		Authorized to Incur Charges: Yes No	Authorized to Authorize Others? Yes No

Authorized Person #2

Last Name	First Name	Middle Initial	Drivers License Number & State of Issue
Email Address		Voice Number	Pager Number
Cell Number		Fax Number	Supervisor Name:
Company Name:
Company Street Address:
Company City, State, Zip:
Authorized to Remove Property? Yes No		Authorized to Incur Charges: Yes No	Authorized to Authorize Others? Yes No

Authorized Person #3

Last Name	First Name	Middle Initial	Drivers License Number & State of Issue
Email Address		Voice Number	Pager Number
Cell Number		Fax Number	Supervisor Name:
Company Name:
Company Street Address:
Company City, State, Zip:
Authorized to Remove Property? Yes No		Authorized to Incur Charges: Yes No	Authorized to Authorize Others? Yes No

Authorized Person #4

Last Name	First Name	Middle Initial	Drivers License Number & State of Issue

PRIVATE/PROPRIETARY/LOCK

No disclosure outside Herakles except by written agreement.

Only the electronic version of this document is controlled.

SAMPLE

Herakles, llc

Email Address		Voice Number	Pager Number
Cell Number		Fax Number	Supervisor Name:
Company Name:
Company Street Address:
Company City, State, Zip:
Authorized to Remove Property? Yes No		Authorized to Incur Charges: Yes No	Authorized to Authorize Others? Yes No

Authorized Person #5

Last Name	First Name	Middle Initial	Drivers License Number & State of Issue
Email Address		Voice Number	Pager Number
Cell Number		Fax Number	Supervisor Name:
Company Name:
Company Street Address:
Company City, State, Zip:
Authorized to Remove Property? Yes No		Authorized to Incur Charges: Yes No	Authorized to Authorize Others? Yes No

PRIVATE/PROPRIETARY/LOCK

No disclosure outside Herakles except by written agreement.

Only the electronic version of this document is controlled.

SAMPLE

Herakles, llc

Herakles, LLC

Customer Inventory	Page of

Customer Information

Today’s Date:	Facility Location:	Listed on Security Authorization Form: YES ☐ NO ☐

Company Name:	Company Representative Name / Signature:

Company Address:		City/State:	Zip Code:

Telephone:	Fax Number:		Supervisor’s Name:

Herakles Representative Name and Title:			Herakles Representative Signature:

Inventory

Item No.	Item Description	Vendor	Model	Serial/Asset No.:	Power Rating (Watts & Amps):

Use additional pages for more inventory. All computing equipment (terminals, workstations, servers) and communications equipment (routers, bridges, switches, gateways) should be inventoried. Please also include peripheral equipment that belongs to you.

PRIVATE/PROPRIETARY/LOCK

No disclosure outside Herakles except by written agreement.

Only the electronic version of this document is controlled.

SAMPLE

Herakles, llc

Herakles, LLC

Key Management Log

Customer Name:

Log Start Date: / /	End Date: / /

Name (Print)	Date	Time Out	Key !D#	Signature	Check Out By	Time In	Signature	Checked in By

Cabinet and cage keys are provided to customers and their authorized representatives for their use during visits to the Herakles Data Center. By signing this form your acknowledge that you are governed to by the procedures in the “Herakles, LLC Data Center Security & Safety Policy”.

PRIVATE/PROPRIETARY/LOCK

No disclosure outside Herakles except by written agreement.

Only the electronic version of this document is controlled.

Herakles, llc

Customer Receipt and Acceptance

Herakles, LLC

Customer Receipt and Acceptance

I acknowledge that I have received a copy of the Herakles, LLC “Security and Safety Policy”. I also acknowledge that I am required to become familiar with the contents of this document and with the contents of other Herakles, LLC policies and procedures.

I will observe and abide by all current, amended and additional policies, rules, and regulations that appear in the “Security and Safety Policy” and notices that are subsequently provided to me.

I acknowledge that Herakles, LLC may add, modify, or rescind any policies practices or benefits described in this “Security and Safety Policy”.

Name / Title

(Please Print)

Signature

Date

Please sign and return to the following address:

Herakles, LLC

1100 North Market Blvd.

Sacramento, CA 95834

Attention: Production Control

PRIVATE/PROPRIETARY/LOCK

No disclosure outside Herakles except by written agreement.

Only the electronic version of this document is controlled.

EXHIBIT A

HERAKLES, llc

Accepted Service Agreement: Commencement Date: Term:	Brightmail June 1, 2004 36 Months

INTERNET ACCESS – general information

Throttled bandwidth caps a customer at their chosen capacity level and represents a fixed monthly cost. Burstable bandwidth allows customers to instantly scale up to higher capacity on demand. The billing level for burstable customers is the peak level of 95% of usage samples for the month (the top 5% of usage levels are not counted). All Setup charges are non-refundable.

	MRC	INSTALL FEE
A. Services	$2,400	$9,040

• 10 x 15 cage with 4’ secure gate • Twenty-four (24) 20a/120v rated circuits * • Two (2) 30a/240v rated electrical circuits* • Two (2) 2-post racks • Two (2) 4-post racks

Metered electric power cost will be added to customer’s base cost of $2,400 each month.

Notes:

1) Includes 1ST right of refusal on adjacent 10 x 15 cage. Herakles is obligated to present to Brightmail any bona fide offer from a third party for the space adjacent to Brightmail’s existing space, a 10 x 15 cage, which offer Herakles desires to accept, and the Herakles shall promptly deliver to Brightmail a copy of such offer and Brightmail may, within thirty (30) days thereafter, elect to use such premises on the same terms as those set forth in such offer. Brightmail has the right of first refusal by matching the deal and preempting the third party.

2) Termination for convenience after 1ST year with 30 days notice

3) All provisions which reference Internet and IP services are not applicable. Also, Exhibits C, D and the network availability references in Exhibit E are not applicable.

4) Brightmail and/or a designated third party, may begin installation within 5 business days from date of contract execution, at no charge providing Herakles receives floor layout and electrical circuit locations. MRC to commence June 1, 2004. Install fee may be amortized over three months commencing June 1, 2004. Storage is extended to 5 business days. Customer may connect or disconnect their equipment at any time without prior notice to Herakles.

B.

Additional options available (not included above):	MRC	Install fee
2-post rack	—	$200
4-post rack	—	$500
Additional 20 amp circuit	$200	$395
Additional 30 amp circuit	$300	$495
Per cross-connect	$20	$200
IP addresses - 16 block increments	$10	—
Power strip	$0	$100
Bandwidth - Per mbps	$100	$0
Engineering services available at $90 per hour.

C. The following services are included in the Services at no charge:

1.	Remote troubleshooting of customer network circuits and equipment.
Rebooting of Customer equipment (requires a password). Loading of Operating System Updates and software patches.

Initial

Technical support through our engineering staff (staff may be offsite).

Connectivity troubleshooting help using Ping and Traceroute.

2.	Monitoring

Daily visual inspections of customer area and equipment

Equipment temperature is monitored weekly.

Power consumption monitoring to assure that circuits are not above maximum utilization.

3.	Periodic tape rotation services

4.	Trouble Ticketing

Initial

Page39

EXHIBIT B

Herakles Customer Installation Specifications

(Exhibit B to Herakles, LLC Terms & Conditions)

Power:

•	The usable amperage off all electrical circuits will be 80% of the Rated amperage on the breaker (i.e. 20 Amp breaker 16 amps (80%) usable).

•	Power strips may not plugged into other power strips, this is a direct violation of local fire codes

•	Extension cords are not allowed.

•	Herakles will perform periodic audits to ensure there are no violations

Housekeeping:

•	Any shipments that are received by Herakles will be stored in the Shipping and Receiving cages. All equipment will be unpacked in the Shipping and Receiving area and then moved to the customer location and all packaging will be disposed of properly.

•	If the shipment is too large to unpack in the Shipping and Receiving area it may be unpacked at the customers location but all cardboard and packaging must be removed immediately.

•	Combustibles are not allowed to remain in the Rack/Cage area.

Environmental:

•	Herakles will determine the layout of all racks and cabinets and establish the direction that the customer equipment will be installed. This is done to insure proper cooling of customer equipment.

•	Equipment that is too large to be rack mountable and is placed on the floor will be treated as an additional rack.

•	Herakles will control the location of perforated floor tiles used for cooling purposes.

•	Customers will not be permitted to remove or relocate floor tiles. Customers are not permitted under the raised floor.

•	Herakles will perform periodic temperature audits to insure proper cooling of customer equipment.

Additional Equipment:

•	Any additional equipment to be installed after the initial installation phase must be jointly approved by the customer and Herakles.

Initial

EXHIBIT C

Herakles Acceptable Use Policy

(Exhibit C to Herakles, LLC Terms & Conditions)

Introduction

Herakles, LLC’s Acceptable Use Policy (“AUP”) for Herakles, LLC’s products and services is designed to help protect Herakles, Herakles’ customers, and the Internet community in general from fraud, abuse of resources, and irresponsible or illegal activities.

Herakles makes no guarantee regarding, and assumes no liability for the security and integrity of, any data or information a User transmits via the Service or over the Internet, including any data information transmitted via any server designated as “secure.”

As an Internet Service Provider, it is not practical for Herakles to monitor the content of information passing through its network. Herakles exercises no control whatsoever over the content of any information passing through its network and is not responsible for damages customers may suffer for any reason. Any persons or organizations, including Herakles customers, who publish material or information made accessible through Herakles networks are solely responsible for the content of such material and information, and are solely responsible to know and comply with the laws applicable to the publication of such materials and information. Herakles will cooperate with legal authorities in the investigation of any suspected criminal or civil infringements.

Customer Responsibilities

Herakles’ services are intended solely for the use of the contract holder and its corporate affiliates and/or subsidiaries that are connected by LAN, WAN or remote access applications, and may not be re-sold to or used by any outside entity without prior written consent from Herakles.

Each Herakles customer is responsible for the activities of its customer base or end-users and, by accepting service from Herakles agrees to inform its customers and/or end-users of this AUP or its own Acceptable Use Policy, which must not be inconsistent with the terms herein.

Prohibited Conduct

Herakles services are only to be used for lawful purposes. Customers may not transmit, retransmit or store material in violation of any federal or state laws or regulations, including, but not limited to, obscenity, indecency, defamation or material infringing trademarks or copyrights. Herakles customers may not abuse or fraudulently use Herakles products and services, nor allow nor permit such use by others. The following activities illustrate some, but not all, prohibited uses under this AUP:

Child Pornography: It is illegal under Federal child exploitation statutes to possess, produce, receive, transport or distribute by any means, including computer, visual depictions of “sexual intercourse” and/or “sexually explicit conduct” involving children.

Denial of Service: Engaging in any activity that will interfere or attempt to interfere with the service of any other user, host or network on the Internet.

Distribution of Viruses: Intentional distribution of software that attempts to and/or causes damage or annoyance to persons, data, and/or computer systems.

Forging Headers: Forging or misrepresenting any message header, in part or whole, of any electronic transmission, originating or passing through the Herakles network.

Email Spamming or Mail bombing: The transmitting of unsolicited Email to multiple recipients, sending large amounts of Email repeatedly to a person to harass or threaten, or any attempt to use Herakles servers as a mail drop or name server for SPAM. Sending unsolicited bulk Email from another Internet service provider’s network advertising or implicating any service hosted or provided by Herakles, including without limitation Email, web, FTP and DNS services.

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EXHIBIT C

Herakles Acceptable Use Policy

(Exhibit C to Herakles, LLC Terms & Conditions)

Fraudulent Activities: Fraud is an intentional misrepresentation or misleading statement, writing or activity made with the intent that the person receiving it will act upon it, or, obtaining or attempting to obtain service by any means or device with intent to avoid payment.

Illegal or Unauthorized Access to Other Computers, Accounts, or Networks: Accessing, or attempting to access, any computer resource belonging to another party, or attempting to penetrate security measures of other systems, whether or not the intrusion results in corruption or loss of data.

Network Sabotage: Any use of Herakles’ products and services to interfere with the use of Internet resources or the Herakles network by other customers or end-users.

Pyramid Schemes: A fraudulent system of achieving financial gain, which requires an endless stream of recruits for success.

Unlawful Acts: Any use of Herakles’ products and services to violate the law or in aid of any unlawful act.

Usenet Spamming: Posting of messages to newsgroups that are irrelevant, blanket posting of messages to multiple newsgroups, and the posting of harassing and/or threatening messages.

Facilitating a Violation of this AUP: Advertising, transmitting, or otherwise making available any software, program, product, or service that is designed to violate this AUP which includes, but is not limited to, the facilitation of the means to spam, initiation of pinging, flooding, mail bombing, denial of service attacks, and piracy of software.

Violations and Enforcement

At Herakles’ sole discretion, violations of any element of this AUP may result in a warning to the offender followed by suspension or termination of service if the customer does not cease the violation. If Herakles deems it necessary or prudent, it may immediately suspend or terminate service with or without notice if Herakles determines that a violation of the AUP has occurred. Herakles will enforce this AUP according to the severity of the offense and violator’s history of prior AUP infringements. Repeated offenses will result in immediate termination of service. Herakles is not liable for any damages of any nature suffered by any customer, user, or any third party resulting in whole or in part from Herakles exercising its rights under this AUP. Herakles has no practical ability to monitor all conduct, communications, or content that might violate this AUP prior to its transmission over the Herakles network but may do so at its discretion. Therefore, Herakles does not assume liability for any party’s violation of the AUP or failure to terminate a customer’s violation.

*Herakles, LLC reserves the right to modify this AUP at any time without prior notification to customers.

To report an Abuse, please e-mail: cco@heraklesdata.com

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EXHIBIT D

Herakles IP Address Policy

(Exhibit D to Herakles, LLC Terms & Conditions)

Introduction and Overview

IP address space is a limited resource that is being depleted at a significant rate. Several registries have been established around the world to regulate the usage of these addresses. The Internet Community governs these registries. In the United States, the American Registry governs us for Internet Numbers (ARIN).

ARIN typically only provides addresses in /19 blocks (8192 individual addresses, or 32 Class Cs) or more, most companies need to contact their upstream provider, in this case Herakles, LLC. In order for Herakles, LLC to acquire address space from ARIN, we must follow their guidelines for IP address assignments and allocations and must enforce efficient utilization of IP addresses. This means that our customers must justify their IP needs to us in detail and according to ARIN’s guidelines for effective usage.

ARIN’s policies can be found on their website. Links to the ARIN website are at the bottom of the page.

All information disclosed to Herakles, LLC during this process is confidential, with a single exception, we are required to provide ARIN with the same information you provide to us in order to justify our need for additional address space.

All numbers must be accounted for, and each address block must be reassigned via SWIP, RWHOIS or internal databases. Large address consumers will also be required to maintain, and provide upon request, a database of how addresses are assigned internally.

Guidelines and Rules

•	Herakles, LLC will not provide aggregate allocations larger than can be justified by the customer’s need.

•	Herakles, LLC will not provide allocations or assignments to customers who already have a direct allocation from ARIN.

•	A usage figure of 80 percent must be achieved within 90 days after allocation/assignment, or the addresses will be withdrawn. (Eighty percent usage is based on SWIP records and a simple ICMP scan run against all assigned net blocks.)

•	Customers will not be given address space for administrative convenience.

•	Herakles, LLC cannot guarantee the assignment of contiguous blocks.

•	We reserve the right to change customer assignments/allocations as necessary. ARIN Links

.ARIN Links

•	ARIN – Official Website

•	Official ARIN Policies

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EXHIBIT E

Herakles Service Level Agreement (SLA)

(Exhibit E to Herakles, LLC Terms & Conditions)

Herakles defines Service Levels to demonstrate its commitment to outstanding customer service and satisfaction.

Service	Description	Service Level
Physical Security

•        Controlled access

•        Facility entrance/egress

•        Photo ID key-card access

•        Biometric sensors

•        Colocation areas

•        Managed key control of cages & cabinets

•        Surveillance

•        On-site security professionals

•        Internal and external video surveillance

•        30-day rolling surveillance record keeping and even triggered surveillance archiving

•        24/7/365 facility access for pre-authorized customer representatives

•        24/7/365 on-site security professionals

•        Mandatory pre-approved Client lists

•        New access issued within 48 hours (Mon-Fri)

•        Same day/on demand access deletions

Environment	• Controlled environmental conditions / temperature & humidity • N+1 redundant data grade HVAC • Scheduled testing and preventive maintenance of all environmental controls and systems.	• 24/7/365 integrated environmental monitoring • Temperature: 65 to 77 degrees Fahrenheit • Humidity: 40 to 60 percent relative humidity

Power Availability

•        N+1 redundant power

•        Active UPS

•        N+1 generator power plant

•        48-hour supply of fuel onsite

•        Contracted fuel suppliers available on-call 24/7/365

•        100% redundant parallel UPS systems

•        Automatic static bypass connected to common distribution and isolated bus

•        Powered from dedicated power utility step-down transformer

•        Scheduled testing and preventive maintenance of all power distribution and supply systems

• 99.999% power availability, 24/7/365

Fire Detection & Suppression

•        State-of-the-art fire detection and suppression systems throughout each facility

•        VESDA smoke detection

•        Multi-zoned dry pipe sprinkler systems

•        Scheduled testing and preventive maintenance of all fire detection & suppression systems

•        24/7/365 monitoring of fire detection & suppression systems

• 24X365 monitoring of the detection & suppression systems

Network Availability	High capacity, redundant infrastructure using diverse major carriers for maximum reliability	• 99.999% primary network availability 24/7/365 • 99.5% back-up network availability, 24/7/365

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EXHIBIT E

Herakles Service Level Agreement (SLA)

(Exhibit E to Herakles, LLC Terms & Conditions)

Scheduled Maintenance (data center infrastructure)

Herakles Scheduled Maintenance

Herakles Management performs Scheduled Maintenance to make improvements to network, infrastructure and data centers. Herakles makes every effort to prevent disruptions in service by performing scheduled maintenance during low traffic periods. Herakles provides notice to customers at least 48 hours in advance of maintenance activities that occur outside the Standard Scheduled Maintenance times, so that they are able to make any necessary preparations or notifications.

Herakles Standard Scheduled Maintenance

12:01 am through 8:00 am Saturday and/or Sunday, PST, Pacific Time

Herakles Scheduled Maintenance is excluded from Service Level Agreements and is defined as:

•	Any maintenance for which customers receive 48 hours advance notice

•	Maintenance performed during a recurring Herakles standard scheduled maintenance window

Notice of Herakles standard scheduled maintenance is provided to customer’s designated point of contact by one or more methods elected by Herakles.

Customer Scheduled Maintenance

Herakles requires advance notice from customers regarding the details and schedule of changes that customers or their authorized representatives plan to make to systems that are hosted within the Herakles facility. Customers are also required to notify Herakles upon completion of Customer Maintenance activities to trigger the resumption of Herakles services for the customer equipment. Herakles SLA does not apply to Customer Maintenance. If the customer wants to request Herakles staff for assistance during Customer Scheduled Maintenance, Herakles requires advance notice of the Customer Scheduled Maintenance window.

Incident Management

Herakles Management provides incident management notification, escalation and resolution support for customer contracted services and in support of Service Levels listed in customer Service Level Agreements.

Incident Notification - Herakles notifies registered customer-designated contact according to the established Herakles Incident Management and Communication Guidelines (the “Communication Guidelines”). The Communication Guidelines are based upon the priority level attached to each incident. Herakles repeats contact attempts and initiates escalation to voice and pager contacts until a response is received.

Herakles’ SLA does not apply if customer does not allow Herakles to monitor customers nodes.

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EXHIBIT E

Herakles Service Level Agreement (SLA)

(Exhibit E to Herakles, LLC Terms & Conditions)

Ongoing Notification - Herakles provides ongoing updates as to the status of resolution efforts according to the established Herakles Incident Management and Communication Guidelines, which are based on the priority level assigned to each incident.

3rd Party Provider Notification - Herakles initiates contact with 3rd parties to manage resolution efforts based on the priority level assigned to each incident. Herakles’ Incident Management and Communications Guidelines provide detailed information regarding priority codes and definitions, communication content, contacts and Herakles’ incident notification escalation guidelines.

Network Performance Guarantees

Customers of Herakles Managed Internet Service (MIS) are provided guarantees of network availability, network delay, network packet loss and provisioning intervals, subject to the Program Rules and Regulations set forth below. If (1) an MIS customer experiences any number of Network Outages which together are in excess of .01% of the time in any calendar month (“Service Availability”), the customer will be eligible for a credit of one day’s worth (1/30th) of the customer’s total monthly connection charge for the MIS Service, subject to the maximums specified below in the Programs Rules and Regulations. In addition, if (2) an MIS customer experiences any continuous Network Outages of ten (10) minutes or more in any calendar day (“Network Availability”), the customer will be eligible for a credit of one day’s worth (1/30th) of the customer’s total monthly connection charge for the MIS Service for each such incident, subject to the maximums specified below in the Programs Rules and Regulations.

Program Rules and Regulations:

A “Network Outage” is defined as any occurrence resulting in the inability of the Backbone to transmit IP packets on behalf of the customer. A “Network Outage” does not include an outage for scheduled periods of maintenance or upgrades.

In any Calendar day, customers may receive a maximum of one credit with respect to any particular site for the Network Availability Guarantee.

In any calendar year, customer’s aggregated credits with respect to any particular site may not exceed one month’s charge for the MIS Service.

Herakles’ SLA does not apply if customer does not allow Herakles to monitor customers nodes.

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EXHIBIT E

Herakles Service Level Agreement (SLA)

(Exhibit E to Herakles, LLC Terms & Conditions)

Herakles Incident Management and Communication Guidelines

Priority	Definition / Description	Initial Communication	Recurring Communication	Communication Content	Audience & Primary Contact Method

1	Service Unavailable OR Issue has been at Priority 2 status for more than 72 hours.	Herakles provides notification within 15 minutes of a confirmed outage	Herakles provides status updates hourly on a 24x365 basis for the duration of the outage.

2	Service Severely Impacted OR Issue has been at Priority 3 status for more than 7 days	Herakles provides notification within 30 minutes of a confirmed outage	Herakles provides status updates every 4 hours on a 24x365 basis for the duration of the outage.	Current Status	Customer choice of voice or email to current Address or number on file with CCO

3	Service Degraded but available OR issue has been at Priority 4 status for more than 14 days	Herakles provides notification within 60 minutes of a confirmed outage	Herakles provides status updates every 12 hours on a 24x365 basis for the duration of the outage	Estimated Resolution Time	Herakles CCO (Command Center Operations) and Engineering

4	Service Impacted or degraded but workaround is available to fully mitigate impact	Herakles provides notification within 12 hours of a confirmed outage	Herakles provides status updates every 24 hours on a 24x365 basis for the duration of the outage

5	Information OR Enhancement OR Monitor status to ensure stability updates every 72 hours on a 24x365 basis for the duration of the outage.	Herakles provides notification within 24 hours of a confirmed outage	Herakles provides status updates every 72 hours on a 24x365 basis for the duration of the outage

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